EXHIBIT 99.1

HUMBOLDT BANCORP AND CALIFORNIA INDEPENDENT BANCORP
SHAREHOLDERS APPROVE MERGER

Roseville, CA, December 16, 2003 (Businesswire) – Humboldt Bancorp (NASDAQ: HBEK) and California Independent Bancorp (NASDAQ: CIBN) today jointly announced that their respective shareholders have approved the merger of Humboldt Bancorp and California Independent Bancorp. In addition, all required regulatory approvals have been received, and the transaction is expected to close on January 6, 2004.

Humboldt Bancorp is the bank holding company for Humboldt Bank, its principal operating subsidiary, through which it offers business and consumer banking services at 18 locations, including Humboldt Bank’s Tehama Bank and Capitol Valley Bank divisions. For additional information, visit www.humboldtbancorp.com.

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended and Humboldt and California Independent intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe the companies’ expectations regarding future events and developments, including that all conditions required to close the merger will be met. Future events are difficult to predict, and the expectations described above are necessarily subject to risk and uncertainty that may cause actual results to differ materially and adversely. In addition, discussions about risks and uncertainties are set forth from time to time in the companies’ publicly available Securities and Exchange Commission filings. The companies undertake no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

The foregoing may be deemed to be offering materials of Humboldt and California Independent in connection with Humboldt’s proposed acquisition of California Independent, on the terms and subject to the conditions in the Agreement and Plan of Merger, dated August 11, 2003, between Humboldt and California Independent. This disclosure is being made in connection with Regulation of Takeovers and Security Holder Communications (Release Nos. 33-7760 and 34-42055) adopted by the Securities and Exchange Commission (“SEC”). Humboldt and California Independent shareholders and other investors are urged to read the joint proxy statement/prospectus included in the registration statement on Form S-4, as amended, which Humboldt filed with the SEC in connection with the proposed merger, because it contains important information about Humboldt, California Independent, the merger and related matters. The joint proxy statement/prospectus is available for free, both on the SEC web site (http://www.sec.gov) and from Humboldt and California Independent as follows:

Patrick J. Rusnak
Chief Financial Officer
Humboldt Bancorp
2998 Douglas Boulevard, Suite 330
Roseville, CA 95661
prusnak@humboldtbancorp.com

Kevin Watson
Chief Financial Officer
California Independent Bancorp
1227 Bridge Street, Suite C
Yuba City, CA 95991
kevinw@frsb.com

In addition to the registration statement and joint proxy statement/prospectus, Humboldt and California Independent file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by either company at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC’s other public reference rooms in New York and Chicago. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Humboldt and California Independent filings with the SEC are also available to the public from commercial document-retrieval services and on the SEC’s web site at http://www.sec.gov.

Contacts:

Humboldt Bancorp
Robert M. Daugherty
President & Chief Executive Officer
916.783.2813
bdaugherty@humboldtbancorp.com

Patrick J. Rusnak
Chief Financial Officer
916.783.2812
prusnak@humboldtbancorp.com

California Independent Bancorp
John Jelavich
President & Chief Executive Officer
530.674.6009
johnj@frsb.com